                 AMENDMENT TO LOAN AND STOCK PURCHASE AGREEMENT





                                                                EXHIBIT 10.6





         THIS AMENDMENT TO LOAN AND STOCK PURCHASE AGREEMENT ("Amendment") is made and entered into this 20th day of September, 1996 by and between WESTMINSTER CAPITAL, INC., a Delaware Corporation ("Westminster"') and PINK DOT, INC., a California Corporation ("Pink Dot").

                                    RECITALS

         A. On or about November 20, 1995, Westminster and Pink Dot entered into a certain Loan and Stock Purchase Agreement (the "Agreement").

         B. Pursuant to the Agreement, Westminster advanced to Pink Dot the sum of One Million Dollars ($1,000,000), and has an option to advance to Pink Dot another One Million Five Hundred Thousand Dollars ($1,5OO,000).

         C. Westminster is willing to advance the additional One Million Five Hundred Thousand Dollars ($1,5OO,000) to Pink Dot only if the Agreement is amended in certain respects.

         NOW, THEREFORE, in consideration of the Premises and the mutual covenants set forth herein, the parties agree as follows:

         1. All references in the Agreement to "Westminster Capital, Inc., a California Corporation" are hereby amended to read "Westminster Capital, Inc., a Delaware Corporation". The foregoing corrects a clerical error.

         2. Immediately upon execution of this Amendment, Westminster shall receive from Pink Dot additional common stock of Pink Dot such that immediately thereafter Westminster will own forty percent (40%) of the total issued and outstanding shares of common stock of Pink Dot.

         3. Immediately upon execution of this Amendment, Westminster shall make an additional capital contribution to Pink Dot in the amount of Five Hundred Thousand Dollars ($500,000), as provided in Paragraph 7 of the Agreement, and the escrow established pursuant to Paragraph 6 of the Agreement shall be terminated and the stock certificate being held pursuant to such escrow shall be delivered to Westminster.

         4. Immediately upon execution of this Amendment, Westminster shall advance an additional Five Hundred Thousand Dollars ($500,000) of the Loan to Pink Dot. Such advance, and all future advances of the Loan, shall be used by Pink Dot solely for the purpose of funding the cost of opening additional stores (starting with the sixth (6th) store). Within five (5) days after Pink Dot notifies Westminster that the additional Five Hundred Thousand Dollars ($500,000) has been expended for the purpose stated above, and documents such expenditures to Westminster, Westminster shall advance an additional Five Hundred Thousand Dollars ($500,000) of the Loan to Pink Dot. Within five (5) days after Pink Dot notifies Westminster that the second additional Five Hundred Thousand Dollars ($5OO,000) has been expended for the purpose stated above, and documents such expenditures to Westminster, Westminster shall advance the final Five Hundred Thousand Dollars ($500,000) of the Loan.

         5. In all other respects the Agreement shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PINK DOT, INC., a California Corporation   WESTMINSTER CAPITAL, INC., a Delaware
                                           Corporation



         By    /s/ WILLIAM TORO           By    /s/ W BELZBERG
             --------------------------       -----------------------------
             William Toro, President          William Belzberg, Chairman of the Board

                       MODIFICATION OF SECURED PROMISSORY NOTE




         THIS MODIFICATION OF SECURED PROMISSORY NOTE ("Modification") is made and entered into this 20th day of September, 1996 by and between PINK DOT, INC., a California Corporation ("Maker") and WESTMINSTER CAPITAL, INC., a Delaware Corporation ("Holder").

         WHEREAS, Maker executed a certain Secured Promissory Note dated December 21, 199S (the "Note") in the stated principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) in favor of Holder, and

         WHEREAS, Maker and Holder desire to modify and amend the terms of the Note as set forth herein.

         NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Maker and Holder hereby agree as follows:

         1. All references in the Note to "Westminster Capital, Inc., a California Corporation" are hereby modified and amended to read "Westminster Capital, Inc., a Delaware Corporation". The foregoing corrects a clerical error.

         2. Paragraph 3 of the Note is hereby modified and amended to read as follows:

                 "3.      INSTALLMENT PAYMENTS.  Interest shall accrue on the
         Outstanding Principal Balance and there shall be no payments of principal or interest due under this Note until April 15, 2000. All accrued interest during such time period shall become part of the Outstanding Principal Balance. Commencing on April 15, 2000, and continuing on the fifteenth (15th) day of each third (3rd) month thereafter, this Note shall be payable in installments ("Installments") of principal and interest in an amount which will fully amortize the Outstanding Principal Balance over a fifteen (15) year period. Installments will continue to be payable until the Maturity Date (as defined herein)."

         3. In all other respects the Note shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties have executed this Modification as of the date first above written.

"MAKER"                                            "HOLDER"
PINK DOT, INC., A CALIFORNIA CORPORATION           WESTMINSTER CAPITAL, INC., A DELAWARE
                                                   CORPORATION



BY  /s/ WILLIAM TORO                               BY  /s/ W BELZBERG
   ----------------------------                      -----------------------------------------
    WILLIAM TORO, PRESIDENT                            WILLIAM BELZBERG, CHAIRMAN OF THE BOARD


THE FOREGOING MODIFICATION IS
HEREBY APPROVED.


  /s/ WILLIAM TORO
--------------------------------
GUILLERMO (WILLIAM) TORO, GUARANTOR

                           WESTMINSTER CAPITAL, INC.
                      9665 Wilshire Boulevard, Suite M-10
                        Beverly Hills, California 90212



                               September 20, 1996




Pink Dot, Inc.
12658 Washington Boulevard
Suite 201
Los Angeles, California 90066

Attention:  Mr. William Toro




Dear Bill:

         This letter confirms that Westminster Capital, Inc. has exercised its option to advance an additional $1,5OO,000 to Pink Dot, Inc. pursuant to Paragraph 4 of the Loan and Stock Purchase Agreement dated November 20, 1995, as amended by an Amendment of even date herewith.

                                     Very truly yours,

                                     WESTMINSTER CAPITAL, INC.


                                     /s/ WILLIAM BELZBERG
                                     ---------------------------------------
                                     William Belzberg, Chairman of the Board

                              ESCROW INSTRUCTIONS




                                                    Date: September 20, 1996





TO:      BRUCE R. GREENE, ESQ.
         RICHMAN, LAWRENCE, MANN, GREENE, CHIZEVER
           FRIEDMAN & PHILLIPS
         9601 WILSHIRE BOULEVARD, PENTHOUSE SUITE
         BEVERLY HILLS, CALIFORNIA 90210

         Re:     Escrow Agreement Dated December 12, 1995
                 Pink Dot, Inc./Westminster Capital, Inc.



         You are hereby instructed to deliver the Shares (as defined in the above-referenced Escrow Agreement) to Westminster Capital, Inc. and to terminate the escrow established pursuant to said Escrow Agreement.



PINK DOT, INC., A CALIFORNIA CORPORATION   WESTMINSTER CAPITAL, INC., A DELAWARE
                                           CORPORATION



BY /s/ WILLIAM TORO                         BY   /s/ W BELZBERG
  -----------------------------               -----------------------------
  WILLIAM TORO, PRESIDENT                     WILLIAM BELZBERG, CHAIRMAN OF THE BOARD

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


BRUCE R. GREENE, ESQ.
RICHMAN, LAWRENCE, MANN, GREENE,
  CHIZEVER, FRIEDMAN & PHILLIPS
9601 WILSHIRE BOULEVARD
PENTHOUSE SUITE
BEVERLY HILLS, CALIFORNIA 90210



                                                               APN: 4157-001-023


                  MODIFICATION OF LEASEHOLD DEED OF TRUST WITH
                   ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY



         THIS MODIFICATION OF LEASEHOLD DEED OF TRUST WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY ("Modification") is made this 20th day of September, 1996, by PINK DOT, INC., A CALIFORNIA CORPORATION ("Trustor") , CHICAGO TITLE COMPANY, A CALIFORNIA CORPORATION ("Trustee") , and WESTMINSTER CAPITAL, INC., A DELAWARE CORPORATION ("Beneficiary").

                                    RECITALS

         A. On or about March 8, 1996, Trustor executed a certain Leasehold Deed of Trust With Assignment of Rents as Additional Security ("Trust Deed") in favor of Beneficiary, encumbering a leasehold interest of Trustor in the premises commonly known as 2500 Artesia Boulevard, Redondo Beach, California, more fully described in EXHIBIT "A" attached hereto and made a part hereof by reference.

         B. The Trust Deed was recorded on July 5, 1996 as Instrument No. 96-1066969 in the Official Records of the Los Angeles County Recorder.

         C. The parties desire to modify and amend the Trust Deed as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

         1. All references to Beneficiary in the Trust Deed as being "Westminster Capital, Inc., a California Corporation" are hereby modified and amended to read "Westminster Capital Corporation, a Delaware Corporation". The foregoing corrects a clerical error.

         2. In all other respects, the Trust Deed shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the undersigned Trustor has executed this Modification as of the date first above written.

                                           TRUSTOR

                                           PINK DOT, INC., A CALIFORNIA
                                           CORPORATION


                                           BY  /s/ WILLIAM TORO
                                             --------------------------
STATE OF CALIFORNIA  )                       WILLIAM TORO, PRESIDENT
                     )  ss.
COUNTY OF LOS ANGELES)


         On September 20, 1996, before me, BJ. W. Mercadante, Notary Public, personally appeared WILLIAM TORO, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                           /s/ BJ. W. MERCADANTE
                                           ------------------------------
                                           BJ. W. Mercadante
[NOTARY PUBLIC SEAL]                       NOTARY PUBLIC

(SEAL]

                               LEGAL DESCRIPTION





LOTS 12 AND 13 IN BLOCK 3 OF REDONDO VILLA TRACT, IN THE CITY OF REDONDO BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 10 PAGES 82 AND 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE NORTHERLY 20 FEET OF LOT 12 IN ARTESIA BOULEVARD, FORMERLY REDONDO BEACH BOULEVARD.

ALSO EXCEPT FROM LOT 12 ONE-HALF OF ALL OIL, GAS AND MINERALS AS RESERVED BY ISSAC J. STRIER AND POLLY STRIER, HIS WIFE, IN DEED RECORDED JULY 30, 1946, IN BOOK 23530, PAGE 97, OFFICIAL RECORDS.

ALSO EXCEPT THE SOUTHERLY 85 FEET OF LOT 13.

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


BRUCE R. GREENE, ESQ.
RICHMAN, LAWRENCE, MANN, GREENE,
  CHIZEVER, FRIEDMAN & PHILLIPS
9601 WILSHIRE BOULEVARD
PENTHOUSE SUITE
BEVERLY HILLS, CALIFORNIA 90210



                                                          APN:   4237-024-001
                                                                 4237-024-(18)
                                                                 4237-024-(19)
                                                                 4237-024-(20)



                  MODIFICATION OF LEASEHOLD DEED OF TRUST WITH
                   ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY



         THIS MODIFICATION OF LEASEHOLD DEED OF TRUST WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY ("Modification") is made this 20th day of September, 1996, by PINK DOT, INC., A CALIFORNIA CORPORATION ("Trustor"), CHICAGO TITLE COMPANY, A CALIFORNIA CORPORATION ("Trustee"), and WESTMINSTER CAPITAL, INC., A DELAWARE CORPORATION ("Beneficiary").

                                    RECITALS

         A. on or about March 8, 1996, Trustor executed a certain Leasehold Deed of Trust With Assignment of Rents as Additional Security ("Trust Deed") in favor of Beneficiary, encumbering a leasehold interest of Trustor in the premises commonly known as 2499 Lincoln Boulevard, Los Angeles, California, more fully described in EXHIBIT "A" attached hereto and made a part hereof by reference.

         B. The Trust Deed was recorded on July 5, 1996 as Instrument No. 96-1066968 in the Official Records of the Los Angeles County Recorder.

         C. The parties desire to modify and amend the Trust Deed as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

         1. All references to Beneficiary in the Trust Deed as being "Westminster Capital, Inc. , a California Corporation" are hereby modified and amended to read "Westminster Capital Corporation, a Delaware Corporation". The foregoing corrects a clerical error.

         2. In all other respects, the Trust Deed shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the undersigned Trustor has executed this Modification as of the date first above written.

                                           TRUSTOR

                                           PINK DOT, INC., A CALIFORNIA
                                           CORPORATION




                                           BY     /s/ WILLIAM TORO
                                              ----------------------------
                                                WILLIAM TORO, PRESIDENT

STATE OF CALIFORNIA   )
                      )   ss.
COUNTY OF LOS ANGELES )

         On September 20, 1996, before me, BJ. W. Mercadante, Notary Public, personally appeared WILLIAM TORO, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                           /s/ BJ W. MERCADANTE
                                        ------------------------------
                                        BJ W. Mercadante
[NOTARY PUBLIC SEAL]                    NOTARY PUBLIC
[SEAL]

                               LEGAL DESCRIPTION





PARCEL 1: LOT 1 OF TRACT 15740 AS PER MAP RECORDED IN BOOK 394, PAGES 11 AND 12 OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2: LOTS 33, 36 AND 37 OF TRACT 5809 IN THE CITY OF LOS ANGELES AS PER MAP RECORDED IN BOOK 63, PAGES 40 AND 41 OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


BRUCE R. GREENE, ESQ.
RICHMAN, LAWRENCE, MANN, GREENE,
   CHIZEVER, FRIEDMAN & PHILLIPS
9601 WILSHIRE BOULEVARD
PENTHOUSE SUITE
BEVERLY HILLS, CALIFORNIA 90210



                                                         APN:    5087-010-022
                                                                 5087-010-023
                                                                 5087-010-024



                  MODIFICATION OF LEASEHOLD DEED OF TRUST WITH
                   ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY



         THIS MODIFICATION OF LEASEHOLD DEED OF TRUST WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY ("Modification") is made this 20th day of September, 1996, by PINK DOT, INC., A CALIFORNIA CORPORATION ("Trustor"), CHICAGO TITLE COMPANY, A CALIFORNIA CORPORATION ("Trustee"), and WESTMINSTER CAPITAL, INC., A DELAWARE CORPORATION ("Beneficiary").

                                    RECITALS

         A. On or about April 3, 1996, Trustor executed a certain Leasehold Deed of Trust With Assignment of Rents as Additional Security ("Trust Deed") in favor of Beneficiary, encumbering a leasehold interest of Trustor in the premises commonly known as 6075-77 Pico Boulevard, Los Angeles, California, more fully described in EXHIBIT "A" attached hereto and made a part hereof by reference.

         B. The Trust Deed was recorded on July 5, 1996 as Instrument No. 96-1066967 in the Official Records of the Los Angeles County Recorder.

         C. The parties desire to modify and amend the Trust Deed as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

         1. All references to Beneficiary in the Trust Deed as being "Westminster Capital, Inc., a California Corporation" are hereby modified and amended to read "Westminster Capital Corporation, a Delaware Corporation". The foregoing corrects a clerical error.

         2. In all other respects, the Trust Deed shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the undersigned Trustor has executed this Modification as of the date first above written.

                                    TRUSTOR

                                    PINK DOT, INC., A CALIFORNIA
                                    CORPORATION




                                    BY     /s/ WILLIAM TORO
                                        -----------------------------
                                         WILLIAM TORO, PRESIDENT

STATE OF CALIFORNIA   )
                      )    ss.
COUNTY OF LOS ANGELES )

         On September 20, 1996, before me, BJ. W. Mercadante, Notary Public, personally appeared WILLIAM TORO, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                          /s/ BJ W. MERCADANTE
                                        -----------------------------
                                           BJ W. Mercadante
[NOTARY PUBLIC SEAL]                       NOTARY PUBLIC
[SEAL]

                               LEGAL DESCRIPTION





LOTS 70, 71, 72, 73 AND 74 OF TRACT NO. 8109, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 182 PAGES 33 TO 35 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM "ALL NATURAL RIGHTS" AS RETAINED BY NORBERTA C. MCGUIRE, IN DEEDS RECORDED JANUARY 4, 1977 AS INSTRUMENT NO. 77-7863 AND FEBRUARY 14, 1977 AS INSTRUMENT NO. 77-157635.





                                      -3-